--------------------------------------------------------------------------------

                            67TH ANNUAL REPORT 1996

                                TRI-CONTINENTAL

                                  CORPORATION

                        AN INVESTMENT YOU CAN LIVE WITH

--------------------------------------------------------------------------------

TRI-CONTINENTAL CORPORATION INVESTS PRIMARILY TO PRODUCE LONG-TERM GROWTH OF BOTH CAPITAL AND INCOME, WHILE PROVIDING REASONABLE CURRENT INCOME.

TY is Tri-Continental Corporation's symbol for its Common Stock on the New York Stock Exchange.

TRI-CONTINENTAL CORPORATION


To the Stockholders:                                            January 31, 1997

Nineteen ninety-six was another rewarding year for Tri-Continental Corporation. For the year, the Corporation's total return based on net asset value was 21.45%. This investment result lagged only slightly the 22.96% total return of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the 22.26% total return of the Corporation's competitor universe, as measured by the Lipper Closed-End Growth & Income Funds Average. The Corporation's total return based on market price was somewhat higher at 21.98%, reflecting a modest narrowing of the discount from net asset value.

   Nineteen ninety-six was also a strong year for the US equity markets, and the second consecutive year of well above-average returns. In fact, the S&P 500's average annual rate of return in the 1995-96 period of 29.8% was the best two-year result since the economic recovery of 1975-76, when the S&P 500 advanced at an average annual rate of 30.3%. Though 1996's gains were driven by the outstanding performance of a small number of the largest companies, they were particularly extraordinary because they took place in the sixth year of an economic expansion.

   A positive economic environment also contributed to the gains in the markets. In 1996, the real economy grew at an estimated 3.4%, significantly higher than in 1995. This growth was accompanied by low levels of inflation, as the Consumer Price Index increased only 3.3% in 1996. At the same time, corporate profits continued to grow, and in spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. Simply put, the increased competitiveness of US industry and the low inflation environment provided strong fundamental support to higher equity prices.

   Your Corporation's investment results remain our first priority, and we are pleased with the continued improvement in this area. Further, the Corporation's total 1996 per share dividend distribution was maintained for Common Stockholders who took their December 1995 and July 1996 capital gain distributions in additional shares. The net realized capital gains paid on July 1 and December 20, 1996, totaled $246,856,282, or $2.722 per share, and the total dividends distributed to Common Stockholders in 1996 were $59,457,756, or $0.66 per share.

   Important progress was also made in strengthening Tri-Continental's Investor Relations Program this year. Three major Wall Street brokerage firms are now covering Tri-Continental Corporation and are recommending the stock. Additionally, with the approval of your Board of Directors, Tri-Continental has initiated a program that is designed to promote and strengthen the Corporation's identity among financial advisors and individual investors in 1997. Our goal remains the enhancement of the long-term value of being a Tri-Continental Stockholder.

TRI-CONTINENTAL CORPORATION

   Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth with low inflation, bipartisan efforts to balance the federal budget without raising taxes, and progress towards the reduction of the tax rate on capital gains. We recognize, however, that there could be further short-term volatility, but we remain positive on the long-term outlook for both the financial markets and your Corporation.

   On a final note, the activity witnessed in the equity markets in 1996, where large one-day price increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing, as it is all but impossible for even the most sophisticated investor to time the market. Time, not timing, is the key to a successful investment strategy.

   We thank you for your continued confidence in Tri-Continental Corporation and look forward to serving your investment needs in the many years to come.



By order of the Board of Directors,



/s/ William Morris
-----------------------
William C. Morris
Chairman


                                                          /s/ Brian T. Zino
                                                          ----------------------
                                                          Brian T. Zino
                                                          President

TRI-CONTINENTAL CORPORATION

-----------------

     [PHOTO]

-----------------

SELIGMAN GROWTH AND INCOME TEAM: (FROM LEFT)RODNEY COLLINS, MARGARET DOYLE, JONATHAN ROTH, ODETTE GALLI (CO-PORTFOLIO MANAGER), (SEATED) MELANIE RAVENELL (ADMINISTRATIVE ASSISTANT), CHARLES C. SMITH, JR. (CO-PORTFOLIO MANAGER), AMY FUJII.


INTERVIEW WITH YOUR
PORTFOLIO MANAGERS

MR. CHARLES C. SMITH, JR., Managing Director of J. & W. Seligman & Co. Incorporated, and MS. ODETTE GALLI, Vice President of J. & W. Seligman & Co. Incorporated, are supported by a group of investment professionals dedicated to the growth and income investment discipline, and to the objectives of Tri-Continental Corporation.

WHAT WERE TRI-CONTINENTAL CORPORATION'S INVESTMENT RESULTS IN 1996? "Tri-Continental Corporation had strong investment results in 1996. The Corporation's total returns of 21.45% based on net asset value and 21.98% based on market price slightly lagged the 22.96% total return of the Standard and Poor's 500 Composite Stock Index (S&P 500). However, on a risk adjusted basis, as measured by the weighted average beta of the Corporation's holdings, Tri-Continental's returns were competitive, having a beta less than that of the S&P 500. Beta measures the volatility of an investment, as compared to that of the overall market (represented by the S&P 500). The Corporation's investment results also slightly lagged that of its peer group, as measured by the Lipper Closed-End Growth & Income Funds Average. Additionally, the Corporation's total 1996 dividend distribution was maintained for Common Stockholders who took their December 1995 and July 1996 capital gain distributions in additional shares."

WHAT ECONOMIC FACTORS AFFECTED TRI-CONTINENTAL CORPORATION'S INVESTMENT RESULTS THIS YEAR?
"Throughout 1996, the economy grew at a moderate pace without any noticeable increase in inflation. This beneficial economic environment led to stronger-than-expected corporate profits in many industries, and helped most major equity market indices reach record highs throughout the year. Tri-Continental's investment results benefited from the positive economic and financial environment. Tri-Continental's interest-rate-sensitive holdings, which include financials and utilities, experienced unusual volatility and underperformed the overall market in the first half of 1996, but an improving interest rate environment in the later half of 1996 led to strong results in financial stocks for the year as a whole."

WHAT MARKET FACTORS INFLUENCED THE CORPORATION'S INVESTMENT RESULTS IN THE LAST 12 MONTHS?
"The equity markets continued to reach record levels throughout the year despite several short-term setbacks. Solid corporate profits and record mutual fund inflows contributed to a second strong year for the equity markets. However, the appreciation of a small number of the largest companies in the Dow Jones Industrial Average and the S&P 500 drove the advances in both benchmarks. The Corporation's portfolio did well in this market environment because it invests in larger companies. On the other hand, the convertible market did not keep pace with the equity markets, and the Corporation's convertible issues, while providing high current income, underperformed most equity holdings.

     "Overseas, the majority of the mature international markets lagged the S&P 500 throughout the year, and the strength of the US Dollar further impaired investment results. However, in the fourth quarter, exceptional performance in select European markets, including London, improved the Corporation's overall results. We remain committed to finding quality investment opportunities internationally and to seeking a higher potential rate of return over the long term. We also anticipate that international markets should have better relative performance in the future."

TRI-CONTINENTAL CORPORATION

--------------------------------------------------------------------------------
INVESTMENT RESULTS PER COMMON SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996


                                                                    AVERAGE ANNUAL
                                                       -----------------------------------------
                                        THREE            ONE             FIVE             10
                                        MONTHS          YEAR             YEARS           YEARS
                                      --------          ----             -----          -------
      MARKET PRICE                      5.67%           21.98%            9.05%          10.91%

      NET ASSET VALUE                   6.62            21.45            12.70           13.35

      S&P 500**                         8.34            22.96            15.22           15.27

      LIPPER CLOSED-END
        GROWTH & INCOME
        FUNDS AVERAGE**                 6.63            22.26            12.91           12.91


PRICE PER SHARE

                      DECEMBER 31, 1996 SEPTEMBER 30, 1996 JUNE 30, 1996 MARCH 31, 1996  DECEMBER 31, 1995
                       ---------------   ---------------   -----------    ------------    ---------------
      MARKET PRICE          $24.125          $25.00         $24.00        $23.875            $22.625

      NET ASSET VALUE        29.28            30.07          29.57         29.28              27.58


DIVIDEND AND CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996

                                                                      CAPITAL GAIN
                                                     ----------------------------------------------
                                  DIVIDENDS PAID+        PAID           REALIZED       UNREALIZED++
                                  ---------------    ------------        --------    --------------
                                       $0.66            $2.722           $2.82           $6.77

THE NET REALIZED CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS PAID IN 1996 TOTALLED $3.382. THIS IS EQUAL TO 11.4% OF THE CORPORATION'S AVERAGE END-OF-QUARTER NET ASSET VALUES.
--------------------------------------------------------------------------------
 * These rates of return reflect changes in market price or net asset value, as applicable, and assume that all distributions within the period are taken in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

** The S&P 500 and the Lipper Closed-End Growth & Income Funds Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees and sales charges, and the Lipper Closed-End Growth & Income Funds Average does not reflect sales charges. Investors may not invest directly in an index or an average.

 + Preferred Stockholders were paid dividends totaling $2.50 per share.

++ Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

--------------------------------------------------------------------------------
                                       4

TRI-CONTINENTAL CORPORATION

WHAT WAS THE  INVESTMENT STRATEGY DURING THE YEAR?

"We continued to maintain a broadly diversified portfolio. Investment strategy focused on purchasing undervalued stocks with potential for long-term appreciation. Within the portfolio, the most promising opportunities were found in restructuring companies. We made investments in companies whose managements were working to improve the corporate balance sheets, increase efficiency, and therefore enhance profitability. Within this restructuring model, we purchased General Signal Corporation, Olin Corporation, and Woolworth Corporation, which all had a strong year as their managements' efforts were rewarded by the markets. Similarly, we recently purchased Ford Motor Company, which we believe should benefit from management's efforts to cut costs and improve productivity and profitability. We also established meaningful positions in AMP Inc. and Raytheon Company, as we anticipate improving performance from both companies due to their managements' efforts to improve long-term results in 1997 and beyond."

WHICH SECTORS IN THE PORTFOLIO IMPROVED THE CORPORATION'S INVESTMENT RESULTS DURING THE YEAR?
"The strength of the economy broadly benefited the capital goods sector. As the Corporation's portfolio was overweighted in this area, overall investment results were improved. The strongest capital goods stocks in the portfolio included United Technologies Corporation, an aerospace company, General Electric Company, a supplier of electrical equipment, and Illinois Tool Works Inc., a tool manufacturer.

   "Elsewhere, we were able to find good value in the technology market and purchase selected companies as the sector experienced weakness early in 1996 and again at mid year. Tri-Continental's technology holdings performed well, particularly in the fourth quarter. The Corporation's investments in Compaq Computer Corporation, Intel Corporation, and Microsoft Corporation benefited stockholders in 1996.

   "Early in the year, we were overweighted in consumer cyclical stocks such as retailers, auto makers, and printers/publishers, whose performance is directly affected by economic cycles and which benefited from the low inflation levels and the economy's growth. Stocks such as Liz Claiborne, Inc. a retailer, Harley-Davidson Inc., an auto and truck manufacturer, and Tribune Co., a printer/publisher, all contributed to investment results. As several of the portfolio's retail stocks reached full valuation during the year, we reduced the portfolio's weighting in the sector, taking profits. Other strong sectors in the portfolio included banking and financial services, which performed well in the second half of the year as interest rates declined."

WHICH SECTORS IN THE PORTFOLIO IMPAIRED THE CORPORATION'S INVESTMENT RESULTS IN 1996?
"The portfolio's holdings in basic materials stocks had a lackluster year and industries affected included the chemicals, paper, and steel industries. However, we believe the strongest basic materials companies still have good prospects, and should see improving performance in the coming year. Utilities also underperformed due to continued problems associated with the deregulation of the industry. Nonetheless, the Corporation's utility holdings, particularly its natural gas stocks, outperformed the average of their peers in the overall market. The Corporation's utility weighting was slowly reduced throughout the year as prices approached the high end of their historic ranges."

WHAT IS THE OUTLOOK?
"We believe the Corporation is well positioned for 1997. Stock selection will be crucial in the coming year, as we expect the marketplace to focus increasingly on fundamentals. Currently, we find the greatest value in cyclical and restructuring issues, and are overweighted in these areas. We will continue to take a cautious approach as many companies are trading at historically high valuations. We will also maintain our rigorous investment discipline, focusing on companies with strong fundamentals which are selling at attractive valuations."

TRI-CONTINENTAL CORPORATION

HIGHLIGHTS OF THE YEAR

Net asset value of each share of Common Stock was $29.28 at December 31, compared to $27.58 at the start of the year. If you took the July and December gain distributions in additional shares, the net asset value of each share you owned at the beginning of 1996 was equivalent to $32.62 at year end. Assuming you invested dividends and took the gain distributions in shares, your total return was 21.45%.

DISTRIBUTION OF REALIZED GAIN
Your Directors declared a distribution of $0.572 per Common share from the balance of taxable net gains realized from November 1, 1995, through December 31, 1995, consisting of $0.440 from net long-term gains and $0.132 from net short-term gains, which was paid on July 1, 1996, to Stockholders of record June 21, 1996.
     A distribution of $2.15 per Common share from taxable net gains realized from January 1, 1996, through October 31, 1996, consisting of $2.01 from net long-term gains and $0.14 from net short-term gains was paid on December 20, 1996, to Stockholders of record December 13, 1996.
   The Corporation was required to distribute to Common Stockholders the total undistributed net capital gains realized through October 31, 1996, to avoid a 4% federal excise tax. The undistributed net capital gain realized from November 1, 1996, to December 31, 1996, of $0.80 per Common share remains a part of the underlying market value of Common Stock shares as of December 31, 1996. This amount will be distributed to Common Stockholders during 1997, at which time Common Stockholders will be subject to federal income taxes on the amount distributed.
   The number of shares of Common Stock issued to those who took the July and December payments in shares was determined by dividing the total dollar amount payable by $24.188 and $24.313, the mean of the high and low market prices on the New York Stock Exchange on June 19 and December 11, respectively. Distributions should be taken into account in measuring the results of an investment in Tri-Continental Common Stock, and should be taken in shares if you want your investment to benefit from the full effect of compounding. Please refer to the discussion on page 12.

OPERATING EXPENSES for the year were $16,885,209. The ratio of expenses to the average value of net assets was 0.62%, down from 1995's expense ratio of 0.63%.

COMMON STOCK DIVIDENDS, paid quarterly, totaled $0.66 per share on an average of 90,088,000 shares, compared to $0.73 in 1995 when, on average, there were approximately 6,117,000 fewer shares outstanding. Common Stock dividends paid in 1996 with the December 1995 and July 1996 capital gain distributions taken in additional shares were equivalent to $0.73 per share.

PREFERRED STOCK dividends paid each quarter completed 67 years of uninterrupted payments. Total net investment income available to cover the $2.50 Preferred Stock dividend was equivalent to $82.13 per Preferred share.

TRI-CONTINENTAL CORPORATION

ASSETS AT YEAR END:                             1996               1995
                                            ------------       ------------

Total assets ...........................   $2,875,674,116    $2,528,405,417
  Amounts owed .........................      3,010,792        21,619,659
                                           --------------    --------------
NET INVESTMENT ASSETS ..................   $2,872,663,324    $2,506,785,758
Preferred Stock, at par value ..........       37,637,000        37,637,000
                                           --------------    --------------
Net assets for Common Stock ............   $2,835,026,324    $2,469,148,758
                                           ==============    ==============
Common shares outstanding ..............       96,836,874        89,512,184
NET ASSETS BEHIND EACH
  COMMON SHARE .........................           $29.28            $27.58
With 1996 gain distributions
  taken in shares ......................           $32.62                --

TAXABLE GAIN:
Net capital gain realized ..............   $  272,983,871    $  220,082,721
  Per Common share .....................            $2.82             $2.46
Undistributed capital gains, end of year   $   77,104,262    $   50,976,673
  Per Common share, end of year ........            $0.80             $0.57
Unrealized capital gain, end of year ...   $  655,972,946    $  494,660,634
  Per Common share, end of year ........            $6.77             $5.53
DISTRIBUTION OF GAIN:
  Per Common share* ....................           $2.722             $2.01

INCOME:
Total income earned ....................   $   78,706,060    $   76,774,096
  Expenses .............................       16,885,209        14,507,036
  Preferred Stock dividends ............        1,881,850         1,881,850
                                           --------------    --------------
Income for Common Stock ................   $   59,939,001    $   60,385,210
                                           ==============    ==============
Expenses to average net assets .........             0.62%            0.63%

DIVIDENDS PER COMMON SHARE .............            $0.66             $0.73
  With December 1995 and July 1996 gain
  distributions taken in shares ........            $0.73                --

----------
* The Corporation's net capital gain realized for the year 1996 was $2.82 per share of Common Stock outstanding at December 31, 1996. However, the Corporation was required to distribute only the total undistributed net capital gains realized November 1, 1995, through October 31, 1996 ($2.722), to avoid a 4% federal excise tax. The undistributed net realized capital gain remains a part of the underlying market value of Common Stock shares as of December 31, 1996. This amount will be distributed to Common Stockholders during 1997, at which time Common Stockholders will be subject to federal income taxes on the amount received.

TRI-CONTINENTAL CORPORATION


DIVERSIFICATION OF ASSETS

The diversification of portfolio holdings by industry on December 31, 1996, was as follows. Individual securities owned are listed on pages 17 to 25.

                                                                                         PERCENT OF NET
                                                                                       INVESTMENT ASSETS
                                                                                          DECEMBER 31,
                                                                                      ------------------
                                     ISSUES       COST             VALUE                 1996      1995
                                   ---------  -------------   --------------          ---------  -------
Net Cash and Short-Term
 Holdings                               2   $  270,304,248   $  270,304,248               9.4%      6.9%
                                       ---  --------------   --------------           --------   -------
Common Stocks and
 Convertible Issues:

 Aerospace                              5   $   64,463,552   $   80,650,000               2.8%      3.7%
 Automotive and related                 9      102,967,158      113,880,750               4.0       3.4
 Basic materials                        5       52,158,119       55,890,663               2.0       1.0
 Building and construction              1       10,822,199       16,800,000               0.6       1.3
 Chemicals                              5       60,973,871       76,064,529               2.6       4.3
 Communications                        10       96,494,844      117,146,301               4.1       4.2
 Computer and business services         8       99,772,733      155,659,375               5.4       3.8
 Consumer goods and services           15      220,181,567      285,419,458               9.9      12.7
 Diversified                            6       77,172,942      111,806,250               3.9       4.0
 Drugs and health care                 12      114,678,333      177,470,704               6.2       6.6
 Electric and gas utilities            11       94,440,473      117,265,323               4.1       2.3
 Electronics                            9      143,870,440      166,130,063               5.8       2.3
 Energy                                10      112,337,057      183,778,254               6.4       7.7
 Entertainment and leisure              4       24,792,631       32,715,665               1.1       1.3
 Environmental management               1       18,502,310       15,750,000               0.5       0.3
 Finance and insurance                 20      216,076,281      355,251,241              12.3      11.1
 Manufacturing and
  industrial equipment                 13      157,327,946      205,266,784               7.2       5.8
 Packaging and paper                   --               --               --                --       0.1
 Paper and forest products              5       77,385,819       88,324,846               3.1       2.7
 Publishing                             3       24,137,618       37,788,140               1.3       2.2
 Real estate investment trusts          5       25,725,615       31,679,057               1.1       1.5
 Retail trade                           7       88,707,713      108,347,661               3.8       6.3
 Steel                                  1       10,762,500       12,337,500               0.4       1.0
 Transportation                         4       39,040,939       41,653,581               1.5       2.3
                                     ----   --------------   --------------            ------     ------
                                      169   $1,932,792,660   $2,587,076,145              90.1%     91.9%
                                     ----   --------------   --------------            ------     ------
Tri-Continental
 Financial Division                     3   $   13,593,470   $   15,282,931               0.5%      1.2%
                                     ----   --------------    -------------            ------     ------
NET INVESTMENT ASSETS                 174   $2,216,690,378   $2,872,663,324             100.0%    100.0%
                                     ====   ==============    =============            ======     ======

TRI-CONTINENTAL CORPORATION


LARGEST PORTFOLIO CHANGES
OCTOBER 1 TO DECEMBER 31, 1996


                                       SHARES
                                -------------------
                                           HOLDINGS
ADDITIONS                       INCREASE   12/31/96
                                --------   --------
COMMON STOCKS
Federal-Mogul Corporation        500,000    500,000
Ford Motor Company               300,000    300,000
Frontier Corporation             400,000    800,000
Great Western Financial
  Corporation                    400,000    400,000
Hercules, Inc.                   300,000    300,000
Ikon Office Solutions Inc.       228,100    228,100
Novellus Systems, Inc.           200,000    200,000
Parker-Hannifin Corporation      325,000    325,000
Raytheon Company                 200,000    500,000
Security Capital
  US Realty Trust              1,000,000  1,000,000

                                       SHARES
                                -------------------
                                           HOLDINGS
REDUCTIONS                      DECREASE   12/31/96
                                --------   --------
COMMON STOCKS
Coca-Cola Company                 300,000        --
Conrail Inc.                      200,000        --
Donnelley (R.R.) & Sons
  Company                         600,000        --
Fleet Financial Group, Inc.       650,000        --
Gillette Company                  200,000        --
Philip Morris
  Companies, Inc.                 150,000        --
Reader's Digest Association,
  Inc. Class "A"                  400,000        --
Rubbermaid Incorporated           800,000        --
SBC Communications Inc.           400,000        --



Largest portfolio changes are based on cost of purchases or proceeds from sales of securities.



10 LARGEST HOLDINGS
DECEMBER 31, 1996

                                                                                  INCREASE (DECREASE)
                                                  DECEMBER 31, 1996               IN PER SHARE PRICE
                                             ---------------------------        ----------------------
                                                 COST            VALUE              FOR       SINCE
                                                (000S)          (000S)             1996      PURCHASE
                                             ----------      ----------         ---------  -----------
General Electric Company                     $   12,552      $   34,606            37.3%        175.7%
General Signal Corporation                       26,999          34,200            32.0          26.7
Bank of New York Company, Inc.                   16,668          33,750            38.5         102.5
Intel Corporation                                14,378          32,734           130.5         127.7
American International
  Group, Inc.                                    10,386          32,475            17.0         212.7
General Re Corporation                           25,039          31,550             1.8          26.0
International Flavors &
  Fragrances Inc.                                32,892          31,500            (4.2)*        (4.2)
Motorola Inc.                                    24,138          30,688             7.7          27.1
AMP Inc.                                         27,743          29,414             0.0           6.0
Exxon Corporation                                15,838          29,400            22.3          85.6
                                             ----------      ----------
                                             $  206,633      $  320,317
                                             ==========      ==========

* From date of purchase.

TRI-CONTINENTAL CORPORATION


Tri-Continental is a closed-end investment company whose stock is listed on the New York Stock Exchange. Unlike mutual funds, whose shares sell at net asset value, the market price of Tri-Continental stock is set by the forces of supply and demand. Therefore, the market price of Tri-Continental's stock can be above its net asset value, selling at a premium, or below its net asset value, selling at a discount.


TRI-CONTINENTAL'S CURRENT DISCOUNT IN PERSPECTIVE

The chart below shows Tri-Continental's year-end premium or discount for the 20 years ended December 31, 1996. During this period, the premium was as high as 2.45% at December 31, 1986, and the discount was as wide as 25.12% on December 31, 1980. The median discount was 13.725%. Tri-Continental's year-end 1996 discount of 17.61% is narrower than the 17.97% discount at year-end 1995, and is within the third quartile of the premium/discount range experienced in the past 20 years.

   Tri-Continental's discounts and premiums in the past 20 years are generally consistent with those of many other closed-end Funds with similar investment objectives.

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

YEAR                 PREMIUM/DISCOUNT RANGE
END                        1977-1996
----                       ---------

1977                         -12%
1978                         -22%
1979                         -23%
1980                         -25%
1981                         -20%
1982                          -8%
1983                          -5%
1984                          -2%
1985                          -1%
1986                           2%
1987                         -14%
1988                         -18%
1989                         -16%
1990                         -13%
1991                          -3%
1992                          -9%
1993                         -14%
1994                         -16%
1995                         -18%
1996                         -18%

TRI-CONTINENTAL CORPORATION

A PRUDENT WAY TO PROTECT AND INCREASE ASSETS

Regardless of the changes in the discount or premium, an investment in Tri-Continental has been a good way to protect and increase assets -- even over periods as short as five years. The chart below illustrates how a $10,000 investment grew in each five-year period in the past 20 years. The table lists these periods in order of the greatest widening of the discount to the greatest narrowing of the discount ("Percentage Point Difference").

                                              PERCENTAGE   MARKET VALUE OF COST OF LIVING
     5-YEAR              PREMIUM/DISCOUNT        POINT     $10,000 AT END  ADJUSTMENT FOR   INCREASE IN
 HOLDING PERIOD         START         END     DIFFERENCE      OF PERIOD*        $10,000    BUYING POWER
---------------       --------     --------   ----------   -------------- --------------- --------------
Dec. 31, 91-96          -2.87%      -17.61%      -14.74       $15,422          $11,501        $ 3,921
Dec. 31, 84-89          -1.91%      -16.18%      -14.27        21,063           11,975          9,088
Dec. 31, 83-88          -4.69%      -18.26%      -13.57        16,128           11,895          4,233
Dec. 31, 85-90          -1.36%      -13.11%      -11.75        16,169           12,242          3,927
Dec. 31, 82-87          -7.58%      -13.85%       -6.27        18,826           11,824          7,002
Dec. 31, 86-91          +2.45%       -2.87%       -5.32        18,262           12,480          5,782
Dec. 31, 90-95         -13.11%      -17.97%       -4.86        18,079           11,480          6,599
Dec. 31, 89-94         -16.18%      -16.14%       +0.04        14,618           11,872          2,746
Dec. 31, 76-81         -20.52%      -20.44%       +0.08        16,660           16,151            509
Dec. 31, 77-82         -12.01%       -7.58%       +4.43        25,115           15,717          9,398
Dec. 31, 88-93         -18.26%      -13.60%       +4.66        21,244           12,100          9,144
Dec. 31, 87-92         -13.85%       -9.03%       +4.82        21,152           12,296          8,856
Dec. 31, 78-83         -21.77%       -4.69%      +17.08        31,388           14,963         16,425
Dec. 31, 79-84         -22.54%       -1.91%      +20.63        26,287           13,729         12,558
Dec. 31, 81-86         -20.44%       +2.45%      +22.89        33,969           11,755         22,214
Dec. 31, 80-85         -25.12%       -1.36%      +23.76        26,834           12,665         14,169

* Adjusted for the effect of the 1992 rights offering.

   The five-year period ended December 31, 1996, for example, experienced the greatest widening of the discount of any five-year period back to 1976. Even so, a $10,000 investment in Tri-Continental at the beginning of this period (December 31, 1991) would have grown to $15,422 at the end of the period (December 31, 1996). To keep up with inflation (the Consumer Price Index) in this five-year period, $10,000 would have had to increase to $11,501. Therefore, a Tri-Continental investor's buying power would have increased by $3,921 ($15,422 - $11,501).

   A narrowing of the discount is generally associated with even better results. The five years ended December 31, 1985, for example, experienced the greatest narrowing of the discount -- by 23.76 percentage points. A $10,000 investment made at the beginning of this period (December 31, 1980) was worth $26,834 at the end of the period (December 31, 1985). To keep up with inflation in this five-year period, $10,000 would have had to increase to $12,665. Therefore, a Tri-Continental investor's buying power would have increased by $14,169 ($26,834
- $12,665).

   The information provided is based on past performance, which is no guarantee of future results, and excludes any commissions or costs associated with the purchase of Tri-Continental shares. In addition, capital gain and dividend distributions taken in additional shares are subject to personal income tax in the year earned. The examples shown do not reflect the effect of such taxes.

   THE EXAMPLES IN THE TABLE ASSUME THE INVESTMENT OF BOTH CAPITAL GAIN AND DIVIDEND DISTRIBUTIONS IN ADDITIONAL SHARES -BOTH ARE IMPORTANT TO YOUR PARTICIPATION IN THE FUTURE GROWTH OF BOTH CAPITAL AND INCOME PROVIDED BY TRI-CONTINENTAL.

TRI-CONTINENTAL CORPORATION

THE WAY TO BUILD YOUR CAPITAL INVESTMENT IN TRI-CONTINENTAL

In order for a Common Stockholder to fully realize the opportunity for capital appreciation of his or her investment in Tri-Continental, capital gain distributions must be taken in additional shares. Taking capital gain distributions in cash, as opposed to taking them in additional shares, is comparable to an investor selling an individual security at a profit and only reinvesting the original cost of the investment. Such a strategy would maintain only the value of the investor's portfolio at the original investment amount. Of course, the portfolio's value would also reflect any unrealized gains or losses.

     The following table illustrates how taking capital gain distributions in additional shares contributes to the capital appreciation of an investment in Tri-Continental. As an example of how to use this table, let's look at 1,000 shares of Tri-Continental purchased on December 31, 1976, at a cost of $22.00 per share ($22,000). In 1977, the realized capital gain distribution of $1.19 per share would have been worth $1,190 -- enough to purchase an additional 58.40 shares. Had this process of taking capital gain distributions in additional shares continued, by the end of 1996 the initial 1,000 share purchase would have grown to a holding of 6,550.03 shares. At the year-end 1996 market price of $24.125, the market value of the initial $22,000 investment would have increased to $158,020. By contrast, had the capital gain distributions not been taken in additional shares over the 20-year period, the initial investment of $22,000 would be worth only $24,125 (1,000 shares x $24.125) at December 31, 1996.

                                                        ENDING
                       GAIN PAID      NEW SHARES       NUMBER OF        YEAR-END          YEAR-END
          YEAR         PER SHARE         PAID           SHARES        MARKET PRICE      MARKET VALUE
       ----------     ----------     ------------     ----------      ------------      -------------
          1976             --               --        1,000.00           $22.000           $ 22,000
          1977          $1.19            58.40        1,058.40            20.625             21,830
          1978           1.21            69.23        1,127.63            17.625             19,874
          1979           1.01            65.31        1,192.94            19.875             23,710
          1980           1.08            62.85        1,255.79            23.625             29,668
          1981           1.64           100.16        1,355.95            20.750             28,136
          1982           2.72           204.90        1,560.85            26.875             41,948
          1983           1.48            91.71        1,652.56            29.375             48,544
          1984           4.46           314.46        1,967.02            24.875             48,930
          1985           2.40           191.71        2,158.73            29.375             63,413
          1986           6.96           555.29        2,714.02            28.625             77,689
          1987           3.73           461.50        3,175.52            20.625             65,495
          1988           1.25           199.72        3,375.24            19.250             64,973
          1989           2.55           382.52        3,757.76            23.000             86,428
          1990           1.60           271.75        4,029.51            21.375             86,131
          1991           1.80           278.97        4,308.48            27.750            119,560
          1992           1.67           273.60        4,582.08            25.500            116,843
          1993           1.80           350.03        4,932.11            23.750            117,138
          1994           1.90           467.08        5,399.19            19.875            107,309
          1995           2.01           479.66        5,878.85            22.625            133,009
          1996           2.722          671.18        6,550.03            24.125            158,020

TRI-CONTINENTAL CORPORATION

THE WAY TO INCREASE DIVIDEND INCOME
The following chart compares the year-end annual dividend income paid on 1,000 shares of Tri-Continental purchased on December 31, 1976, at a total price of $22,000, with and without the capital gain distributions taken in additional shares.

   Although the per-share dividends for these two strategies are identical, the increase in shares due to the investment of capital gain distributions has a significant impact on the total yearly dividend income -- an impact that builds over time. In 1996, the total dividend income was $3,924.53 for the individual who had taken capital gain distributions in additional shares over the 20-year period. By contrast, for the individual who failed to take capital gain distributions in additional shares, the share balance would have remained at 1,000 and just $660.00 in total income would have been produced in 1996.

                            GROWING DIVIDEND INCOME


[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

        Annual dividend income                    Annual Dividend Income
      WITH capital gains invested               WITHOUT capital gains invested
         in additional shares.*                      in additional shares.
         ----------------------                      ---------------------

1976           $     600                                      $    600
1977           $   1,048                                      $    990
1978           $   1,195                                      $  1,060
1979           $   1,265                                      $  1,060
1980           $   1,432                                      $  1,140
1981           $   1,559                                      $  1,150
1982           $   1,686                                      $  1,080
1983           $   1,801                                      $  1,090
1984           $   2,223                                      $  1,130
1985           $   2,245                                      $  1,040
1986           $   2,387                                      $    970
1987           $   2,418                                      $    890
1988           $   2,572                                      $    810
1989           $   2,835                                      $    840
1990           $   3,232                                      $    860
1991           $   3,143                                      $    780
1992           $   3,395                                      $    780
1993           $   3,666                                      $    800
1994           $   3,896                                      $    790
1995           $   3,941                                      $    730
1996           $   3,925                                      $    660

* Adjusted for the effect of the 1992 rights offering.

TRI-CONTINENTAL CORPORATION

THE WAY TO MAXIMIZE VALUE AND FUTURE INCOME

For those individuals who do not need current income, reinvesting dividend income as well as capital gain distributions produces an even more rapid accumulation of Tri-Continental shares with a commensurate increase in both value and future income.

   This chart illustrates how a purchase of 1,000 shares of Tri-Continental for $22,000 in 1976 accumulates over a 20-year period through the investment of capital gain distributions only, and through the investment of both dividends and capital gains.


                           BUILDING WEALTH AND INCOME

[THE FOLLOWING TABLE REPRESENTS A GRAPH IN THE PRINTED PIECE.]

          NO                   INVEST                      INVEST
      INVESTMENT           CAPITAL GAINS                CAPITAL GAINS
    OF DISTRIBUTIONS            ONLY*                   AND DIVIDENDS*
    ----------------       -------------                --------------

          $1,000           $  6,550.032                 $ 14,536.123

Market Value at December 31, 1996
          $24,125.00       $158,019.52                  $350,683.97

1996 Dividend Income
          $   660.00       $  3,924.53                  $  8,570.22


* Adjusted for the effect of the 1992 rights offering.

   Had you choosen to take BOTH capital gain and dividend distributions in additional shares, at the end of 1996 you would have had 14,536.123 shares with a total market value of $350,638.97, and $8,570.22 in total income would have been produced in 1996.

TRI-CONTINENTAL CORPORATION

STOCKHOLDER SERVICES

Tri-Continental provides a number of services to make maintaining an investment in its Common Stock more convenient.

PURCHASES OF COMMON STOCK. Under the Automatic Dividend Investment and Cash Purchase Plan, and other Stockholder plans, purchases of Common Stock were made by the Corporation in the open market and from Stockholders participating in withdrawal plans to satisfy Plan requirements. Those shares were then sold to Stockholders using the Plan. During 1996, 2,026,042 shares were purchased by Stockholders through the Plan.

   The Corporation may make additional purchases of its Common Stock in the open market at such prices and in such amounts as the Board of Directors may deem advisable. No such additional purchases were made during 1996.

INDIVIDUAL RETIREMENT ACCOUNT TRUST (IRA) is available to individuals under age 701/2 who have earned income. The maximum annual deductible individual contribution is $2,000. A married person with a non-working spouse may set aside $4,000 annually, while a working couple may also shelter up to $4,000 a year. If your adjusted gross income as a single person exceeds $25,000 a year, or as a married couple filing jointly exceeds $40,000, and you or your spouse are participating in an employer's retirement plan, your deduction for the IRA contribution is reduced or eliminated. To the extent that your deduction for an IRA contribution is reduced, you will be able to make a non-deductible contribution, the earnings on which accumulate tax-free. The IRA allows you to invest for your retirement, to defer taxes on dividend and gain distributions, and to provide benefits for your spouse, if you wish.

ROLLOVER IRAS. You may be eligible to roll over a distribution of assets received from another IRA, a qualified employee benefit plan, or tax-deferred annuity into an IRA with Tri-Continental. To avoid a tax penalty, the transfer to a Rollover IRA must occur within 60 days of receipt of the qualifying distribution. However, if you do not make a direct transfer of a distribution from a qualified employee benefit plan or a tax-deferred annuity to a Rollover IRA, the payor of the distribution must withhold 20% of the distribution.

RETIREMENT PLANNING -- Qualified Plans. Unincorporated businesses and the self-employed may take advantage of the same benefits in their retirement plans that were previously available only to corporations. Maximum contribution levels are 25% of earned income (reduced by plan contributions), up to $30,000 per participant for pension plans, and 15%, up to $30,000, for profit-sharing plans. For retirement plan purposes, no more than $150,000 may be taken into account as earned income under the plan in 1996 and future years (subject to adjustments to reflect cost of living increases). Social Security integration and employee vesting schedules are also available as options in the Tri-Continental prototype retirement plans. Although you already may be participating in an employer's retirement plan, you may be eligible to establish another plan based upon income from other sources, such as director's fees.

TRI-CONTINENTAL CORPORATION

RETIREMENT PLAN SERVICES provides information about our prototype retirement plans. The toll-free telephone number is (800) 445-1777 in the Continental U.S.

GIFTS FREE OF FEDERAL TAX are often made using Tri-Continental Common Stock. You may give as much as $10,000 a year to as many individuals as desired free of federal gift tax, and a married couple may give up to $20,000 a year.

THE AUTOMATIC CASH WITHDRAWAL PLAN enables owners of Common shares with a market value of $5,000 or more to receive a fixed amount from their investment at regular intervals. Investors use the plan to supplement current or retirement income, for educational expenses, or for other purposes.


FEDERAL TAXES

Quarterly dividends paid on both the Preferred and Common Stocks for 1996, and the distribution from net short-term gain of $0.132 and $0.140 per Common share paid on July 1 and December 20, respectively, are subject to federal income tax as "ordinary income." Under the Internal Revenue Code, 73% of such 1996 ordinary dividend income paid to Common and Preferred Stockholders qualifies for the dividend received deduction available to corporate stockholders. In order to claim the dividend received deduction on these distributions, corporate stockholders must have held the shares for at least 46 days.

   The distributions of $0.44 and $2.01 from net long-term gain realized on investments from November 1 to December 31, 1995, and January 1, 1996, through October 31, 1996, respectively, were paid to Common Stockholders on July 1 and December 20, 1996, respectively. The long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to stockholders in 1996 as a long-term gain from the sale of capital assets, no matter how long Tri-Continental Common Stock may have been owned. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares have been held for six months or less from date of purchase, any loss would be treated as long-term to the extent it offsets the long-term gain distribution.

   The tax cost basis of shares acquired by investing the July 1 and December 20 capital gain distributions in additional shares was $24.188 and $24.313 per share, respectively.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS                                                                  DECEMBER 31, 1996
                                                                           SHARES                VALUE
                                                                      ----------------     ----------------
COMMON STOCKS - 87.0%

AEROSPACE - 2.8%
GENERAL DYNAMICS CORPORATION                                               200,000           $ 14,100,000
  Diversified defense contractor
GENERAL MOTORS CORPORATION CLASS "H"                                       200,000             11,250,000
  Diversified aerospace manufacturer-- missiles, satellites, and communications systems
LOCKHEED MARTIN CORPORATION                                                125,000             11,437,500
  Manufacturer of missiles and space systems, aeronautical systems, and provider of technology services
RAYTHEON COMPANY                                                           500,000             24,062,500
  Producer of defense and commercial electronics
UNITED TECHNOLOGIES CORPORATION                                            300,000             19,800,000
  Manufacturer of elevators, jet engines, flight systems, and
  automotive parts                                                                           ------------
                                                                                             $ 80,650,000
                                                                                             ------------
AUTOMOTIVE AND RELATED - 3.6%
AUTOLIV (ADRS)+                                                             70,000           $  3,045,000
  Swedish supplier of safety restraint systems
BORG-WARNER AUTOMOTIVE, INC.                                               221,300              8,520,050
  Manufacturer of automotive powertrain components
ECHLIN INC.                                                                900,000             28,462,500
  Manufacturer of brakes and auto replacement parts
FEDERAL-MOGUL CORPORATION                                                  500,000             11,000,000
  Manufacturer of transmission products
FORD MOTOR COMPANY                                                         300,000              9,562,500
  Manufacturer of automobiles, trucks, and related parts
GENUINE PARTS COMPANY                                                      330,000             14,685,000
  Supplier of retail and wholesale auto parts
HARLEY-DAVIDSON INC.                                                       400,000             18,800,000
  Motorcycle manufacturer
VOLKSWAGEN AG (ADRS)*                                                      100,000              8,305,700
  German manufacturer of automobiles                                                         ------------
                                                                                             $102,380,750
                                                                                             ------------
BASIC MATERIALS - 2.0%
ALUMINUM COMPANY OF AMERICA                                                200,000           $ 12,750,000
  US aluminum producer
IKON OFFICE SOLUTIONS INC.                                                 228,100             11,775,663
  Distributor of paper and office products
NUCOR CORPORATION                                                          200,000             10,200,000
  Mini-mill steel producer
POHANG IRON & STEEL (ADSS)                                                 210,000              4,252,500
  Korean steel producer
REYNOLDS METALS COMPANY                                                    300,000             16,912,500
  Manufacturer of finished aluminum products                                                 ------------
                                                                                             $ 55,890,663
                                                                                             ------------
BUILDING AND CONSTRUCTION - 0.6%
SHERWIN-WILLIAMS CORPORATION                                               300,000           $ 16,800,000
  Manufacturer of paints and related products                                                ------------


----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES                VALUE
                                                                           ------              ----------
CHEMICALS - 2.6%
BAYER AG                                                                   400,000           $ 16,220,779
  German producer of specialty chemicals, pharmaceuticals, and plastics
DOW CHEMICAL COMPANY                                                       250,000             19,593,750
  Producer of diversified chemicals
HERCULES, INC.                                                             300,000             12,975,000
  Manufacturer of specialty chemicals
MORTON INTERNATIONAL, INC.                                                 300,000             12,225,000
  Manufacturer and marketer of adhesives, coatings, salt,
  and specialty products
OLIN CORPORATION                                                           400,000             15,050,000
  Producer of chemicals, defense products, ammunition, and metals                             -----------
                                                                                             $ 76,064,529
                                                                                              -----------
COMMUNICATIONS - 4.1%
ALCATEL ALSTHOM COMPAGNIE GENERALE D'ELECTRICITE                            65,000           $  5,220,039
  French developer of equipment and systems for
  public telecommunications
ALLTEL CORPORATION                                                         500,000             15,687,500
  Telephone utility
FRONTIER CORPORATION                                                       800,000             18,100,000
  Telephone utility
GTE CORPORATION                                                            600,000             27,300,000
  Manufacturer of telephone systems and equipment
INDOSAT (ADRS)                                                              84,200              2,304,975
  International telecommunications for the Indonesian market
TELE DANMARK (ADSS)                                                        415,000             11,308,750
  Provider of domestic and international telephone services
  in Denmark
TELECOM ITALIA-DI RISP                                                   2,526,000              4,925,534
  Provider of the whole spectrum of
  telecommunications services throughout Italy
TELECOM ITALIA MOBILE-DI RISP                                            2,526,000              3,602,628
  Provider of the whole spectrum of mobile
  telecommunications services throughout Italy
TELEPORT COMMUNICATIONS GROUP INC. CLASS "A"*                              300,000              9,150,000
  Provider of telecommunications services
WORLDCOM INC.*                                                             750,000             19,546,875
  Telephone utility                                                                           -----------
                                                                                             $117,146,301
                                                                                              -----------
COMPUTER AND BUSINESS SERVICES - 5.4%
AUTOMATIC DATA PROCESSING, INC.                                            350,000           $ 15,006,250
  Provider of data processing services
COMPAQ COMPUTER CORPORATION*                                               250,000             18,562,500
  Global PCmanufacturer
ELECTRONIC DATA SYSTEMS CORPORATION                                        450,000             19,462,500
  Provider of computer systems and services
FIRST DATA CORPORATION                                                     400,000             14,600,000
  Provider of data processing services
HEWLETT-PACKARD COMPANY                                                    300,000             15,075,000
  Computers and peripherals
INTEL CORPORATION                                                          250,000             32,734,375
  Manufacturer of semiconductors/memory circuits

----------
See footnotes on page 25.
                                       18

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES                VALUE
                                                                           ------               ---------
COMPUTER AND BUSINESS SERVICES (continued)
MICROSOFT CORPORATION*                                                     300,000          $  24,806,250
  Developer of computer software
SUN MICROSYSTEMS, INC.*                                                    600,000             15,412,500
  Marketer of networked workstations                                                         ------------
                                                                                             $155,659,375
                                                                                             ------------
CONSUMER GOODS AND SERVICES - 9.9%
ADIDAS AG                                                                  165,960           $ 14,332,909
  German manufacturer of sporting equipment and footwear
ALLIED DOMECQ PLC                                                          870,000              6,801,279
  International food, drink, and hospitality group in the UK
B.A.T. INDUSTRIES PLC                                                    1,440,000             11,947,770
  Provider of financial services and producer of tobacco
  products in the UK
COLGATE-PALMOLIVE COMPANY                                                  300,000             27,675,000
  Manufacturer and marketer of household and personal care products
CPC INTERNATIONAL INC.                                                     250,000             19,375,000
  International food processor
EASTMAN KODAK COMPANY                                                      300,000             24,075,000
  Manufacturer and marketer of film and chemicals
GENERAL MILLS, INC.                                                        200,000             12,675,000
  Manufacturer and marketer of consumer foods and restaurants
INTERNATIONAL FLAVORS & FRAGRANCES INC.                                    700,000             31,500,000
  Developer and manufacturer of flavor and fragrance products
LIZ CLAIBORNE, INC.                                                        400,000             15,450,000
  Designer and distributor of women's apparel
MCDONALD'S CORPORATION                                                     400,000             18,100,000
  Franchiser of fast-food restaurants
PEPSICO, INC.                                                              900,000             26,325,000
  Manufacturer and marketer of soft drinks and consumer products
PROCTER & GAMBLE COMPANY                                                   200,000             21,500,000
  Manufacturer and distributor of household and personal care products
RJR NABISCO HOLDINGS CORPORATION                                           500,000             17,000,000
  Manufacturer of processed foods and consumer products
SARA LEE CORPORATION                                                       600,000             22,350,000
  Manufacturer of processed foods and consumer products
SYSCO CORPORATION                                                          500,000             16,312,500
  Food distributor                                                                           ------------
                                                                                             $285,419,458
                                                                                             ------------
DIVERSIFIED - 2.9%
ALLIED SIGNAL INC.                                                         300,000           $ 20,100,000
  Producer of aerospace and automotive materials
CORNING, INC.                                                              350,000             16,187,500
  Manufacturer of specialty glass products
MINNESOTA MINING & MANUFACTURING COMPANY                                   300,000             24,862,500
  Manufacturer of consumer and industrial goods and services
TENNECO, INC.                                                              500,000             22,562,500
  Shipbuilder and manufacturer of auto parts, chemicals,
  and plastic packaging                                                                      ------------
                                                                                             $ 83,712,500
                                                                                             ------------
DRUGS AND HEALTH CARE - 6.2%
ABBOTT LABORATORIES                                                        300,000           $ 15,225,000
  Developer and manufacturer of diversified health care products


----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996
                                                                           SHARES                VALUE
                                                                           ------               ---------
DRUGS AND HEALTH CARE (CONTINUED)
AMERICAN HOME PRODUCTS CORPORATION                                         300,000           $ 17,587,500
  Developer and manufacturer of pharmaceuticals, food, and housewares
BAXTER INTERNATIONAL INC.                                                  250,000             10,250,000
  Manufacturer and distributor of hospital and laboratory products
BRISTOL-MYERS SQUIBB COMPANY                                               175,000             19,031,250
  Developer and manufacturer of health and personal care products
GUIDANT CORPORATION                                                        275,000             15,675,000
  Designer and manufacturer of cardiac rhythm management and coronary artery disease intervention equipment
MEDTRONIC, INC.                                                            225,000             15,300,000
  Manufacturer of pacemakers and related cardiovascular products
MERCK & CO., INC.                                                          300,000             23,775,000
  Manufacturer of pharmaceuticals
NOVARTIS AG*                                                                 6,800              7,770,704
  Swiss manufacturer of pharmaceuticals
PHARMACIA & UPJOHN, INC.                                                   250,000              9,906,250
  Swedish manufacturer of pharmaceuticals
SCHERING-PLOUGH CORPORATION                                                200,000             12,950,000
  Manufacturer of pharmaceuticals and health and personal care products
UNITED HEALTHCARE CORPORATION                                              250,000             11,250,000
  Manager of health care services
WARNER-LAMBERT COMPANY                                                     250,000             18,750,000
  Manufacturer of pharmaceuticals, toiletries, and food products                              -----------
                                                                                             $177,470,704
                                                                                              -----------
ELECTRIC AND GAS UTILITIES - 4.1%
BALTIMORE GAS & ELECTRIC COMPANY                                           400,000           $ 10,700,000
  Provider of electric and gas services
BRITISH GAS PLC (ADRS)                                                     115,000              4,370,000
  Gas supplier in UK
CENTRAL & SOUTH WEST CORPORATION                                           500,000             12,812,500
  Integrated electric utility holding company
EMPRESA NACIONAL DE ELECTRICIDAD (ADRS)                                    132,000              9,240,000
  Electric utility in Spain
ENTERGY CORPORATION                                                        500,000             13,875,000
  Owner of electric utility companies
HONG KONG & CHINA GAS COMPANY LTD.                                       4,800,000              9,277,911
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HONG KONG & CHINA GAS COMPANY LTD. (WARRANTS)*                             400,000                222,380
  Producer, distributor, and marketer of natural gas to industrial and residential customers
HUANENG POWER INTERNATIONAL, INC. (ADRS)*                                  270,000              6,075,000
  Power company in China
SONAT INC.                                                                 400,000             20,600,000
  Producer of oil and gas
VEBA AG                                                                    230,000             13,217,532
  Provider of electric energy inGermany
THE WILLIAMS COMPANIES, INC.                                               450,000             16,875,000
  Producer of oil and gas                                                                     -----------
                                                                                             $117,265,323
                                                                                              -----------
ELECTRONICS - 5.8%
AMP Inc.                                                                   766,500           $ 29,414,438
  Manufacturer of electronic connectors and systems



----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996
                                                                           SHARES               VALUE
                                                                           ------              ----------
ELECTRONICS (continued)
ARROW ELECTRONICS, INC.                                                    400,000           $ 21,400,000
  Distributor of electronic components
ATMEL CORPORATION*                                                         200,000              6,650,000
  Manufacturer of memory circuits
KEMET CORPORATION*                                                       1,000,000             23,062,500
  Manufacturer and supplier of ceramic capacitors
MOTOROLA INC.                                                              500,000             30,687,500
  Producer of semiconductors and communications equipment
NOVELLUS SYSTEMS, INC.*                                                    200,000             10,837,500
  Manufacturer of chemical vapor deposition equipment
SYNOPSYS, INC.*                                                            250,000             11,500,000
  Developer of integrated circuit design software
VISHAY INTERTECHNOLOGY, INC.*                                            1,000,000             23,375,000
  Developer and manufacturer of electronic resistive systems
XILINX, INC.*                                                              250,000              9,203,125
  Supplier of field programmable gate arrays                                                 ------------
                                                                                             $166,130,063
                                                                                             ------------
ENERGY - 6.4%
AMOCO CORPORATION                                                          275,000           $ 22,137,500
  Producer of oil and gas
ATLANTIC RICHFIELD COMPANY                                                 125,000             16,562,500
  Producer of oil and West Coast marketer
BAKER HUGHES INCORPORATED                                                  500,000             17,250,000
  Provider of products and services to explore for,
  extract, recover, and process oil and gas
ENRON CORPORATION                                                          500,000             21,562,500
  Explorer, transporter, and marketer of natural gas and oil
EXXON CORPORATION                                                          300,000             29,400,000
  Explorer and producer of natural gas, oil, and petroleum products
PANENERGY CORPORATION                                                      450,000             20,250,000
  Producer of oil and gas
SCHLUMBERGER LTD.                                                          200,000             19,975,000
  Worldwide provider of energy services
TEXACO INC.                                                                250,000             24,531,250
  Explorer, producer, transporter, refiner, and marketer of
  natural gas, oil, and petroleum products
TOTAL S.A. CLASS "B"                                                        76,983              6,259,504
  International oil enterprise in France
UNION PACIFIC RESOURCES GROUP INC.                                         200,000              5,850,000
  Explorer, developer, and producer of natural gas                                           ------------
                                                                                             $183,778,254
                                                                                             ------------
ENTERTAINMENT AND LEISURE - 1.1%
DISNEY (WALT) COMPANY                                                      250,000           $ 17,406,250
  Film entertainment, amusement parks, and
  other forms of leisure-related activities
NEWS CORP. LTD. (ADRS)                                                     260,000              5,427,500
  Provider of worldwide media and television services
NEWS CORP. LTD. (ADRS--VOTING PREFERENCE SHARES)                           130,000              2,291,250
  Provider of worldwide media and television services
TELEVISION BROADCAST                                                     1,900,000              7,590,665
  TV broadcasting; program production; rental of films; and advertising                      ------------
                                                                                             $ 32,715,665
                                                                                             ------------

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996

                                                                           SHARES               VALUE
                                                                           ------              ----------
ENVIRONMENTAL MANAGEMENT - 0.5%
BROWNING-FERRIS INDUSTRIES, INC.                                           600,000           $ 15,750,000
  Provider of solid and liquid waste management services                                     ------------

FINANCE AND INSURANCE - 12.2%
ABN-AMRO HOLDINGS N.V.                                                     127,717            $ 8,306,076
  Worldwide banking operator based in the Netherlands
ACE LIMITED                                                                300,000             18,037,500
  Provider of liability insurance
AMERICAN INTERNATIONAL GROUP, INC.                                         300,000             32,475,000
  International insurance holding company
AXA-UAP                                                                    166,509             10,587,277
  French provider of financial services and insurance
BANKAMERICA CORPORATION                                                    250,000             24,937,500
  Commercial banker in California and the Western states
BANK OF NEW YORK COMPANY, INC.                                           1,000,000             33,750,000
  Commercial banker
CITICORP                                                                   200,000             20,600,000
  Global commercial banker
FEDERAL NATIONAL MORTGAGE ASSOCIATION                                      600,000             22,350,000
  Mortgage financer
GENERAL RE CORPORATION                                                     200,000             31,550,000
  Property casualty re-insurer in the US
GREAT WESTERN FINANCIAL CORPORATION                                        400,000             11,600,000
  Savings and loan operator in California and Florida
GRUPO FINANCIERO BANAMEX ACCIVAL, S.A. CLASS "B"                         2,176,000              4,542,417
  Financial company involved in banking and stockbroking in Mexico
HOUSEHOLD INTERNATIONAL, INC.                                              200,000             18,450,000
  Provider of consumer loans, credit cards, equity loans, and life insurance
HSBC HOLDINGS PLC                                                          550,000             11,768,699
  UK provider of banking and financial services
ING GROEP N.V.                                                             431,093             15,514,659
  Provider of banking and insurance services in the Netherlands
IRISH LIFE PLC                                                           1,200,000              5,579,325
  UK provider of insurance and related products
KRUNG THAI BANK PUBLIC COMPANY LIMITED                                   1,100,000              2,122,476
  Provider of banking services in Taiwan
MELLON BANK CORPORATION                                                    400,000             28,400,000
  Commercial banker
ST. PAUL COMPANIES                                                         400,000             23,450,000
  Property and casualty insurer
TRAVELERS INCORPORATED                                                     600,000             27,225,000
  Provider of broad-based financial services                                                 ------------
                                                                                             $351,245,929
                                                                                             ------------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT - 6.7%
ABB AG (ADRs)                                                               97,000           $ 12,028,184
  Swedish manufacturer of heavy equipment for electric power generation and distribution
BTR PLC                                                                  1,300,000              6,322,550
  Global manufacturer of industrial goods in the UK
COOPER INDUSTRIES, INC.                                                    600,000             25,275,000
  Manufacturer of electrical products
EMERSON ELECTRIC CO.                                                       250,000             24,187,500
  Manufacturer of electric motors, hand-held tools, and miscellaneous electrical equipment

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                                                    DECEMBER 31, 1996


                                                                           SHARES                VALUE
                                                                           ------              ----------
MANUFACTURING AND
  INDUSTRIAL EQUIPMENT (continued)

GENERAL ELECTRIC COMPANY                                                   350,000           $ 34,606,250
  Supplier of electrical equipment and other industrial
  and consumer products
GENERAL SIGNAL CORPORATION                                                 800,000             34,200,000
  Producer of capital goods
ILLINOIS TOOL WORKS, INC.                                                  200,000             15,975,000
  Manufacturer of fasteners, tools, and plastic items
INGERSOLL-RAND COMPANY                                                     300,000             13,350,000
  Manufacturer of machinery, equipment, bearings, and tools
MANNESMANN                                                                  22,500              9,675,000
  German manufacturer of plant and machinery equipment;
  automotive technology
PARKER-HANNIFIN CORPORATION                                                325,000             12,593,750
  Manufacturer of motion-control products
PACIFIC DUNLOP LTD.                                                      1,500,000              3,814,800
  Diversified Australian manufacturer                                                       -------------
                                                                                            $ 192,028,034
                                                                                            -------------
PAPER AND FOREST PRODUCTS - 3.1%
INTERNATIONAL PAPER COMPANY                                                600,000          $  24,225,000
  Manufacturer of paper, specialty, wood, and timber products
KIMBERLY-CLARK CORPORATION                                                 200,000             19,050,000
  Manufacturer of consumer paper products; newsprint
THE MEAD CORPORATION                                                       400,000             23,250,000
  Manufacturer of paper, lumber, and wood products
STORA KOPPARBERGS CLASS "B"                                                550,000              7,474,846
  Swedish manufacturer of forestry products
UNION CAMP CORPORATION                                                     300,000             14,325,000
  Producer of paper products, building materials, and chemicals                             -------------
                                                                                            $  88,324,846
                                                                                            -------------
PUBLISHING - 1.3%
ELSEVIER                                                                   650,000          $  10,981,890
  Dutch printer and publisher of professional trade
  journals and magazines worldwide
GANNET CO., INC.                                                           200,000             14,975,000
  Newspapers, radio and TV broadcasting
TRIBUNE CO.                                                                150,000             11,831,250
  Book and newspaper publisher, newsprint operations                                         ------------
                                                                                            $  37,788,140
                                                                                             ------------
REAL ESTATE INVESTMENT TRUSTS - 1.1%
HOMESTEAD VILLAGE, INC.*                                                    50,278          $     904,997
  Owner and manager of extended-stay lodging facilities
HOMESTEAD VILLAGE, INC. (WARRANTS)*                                         33,730                274,060
  Owner and manager of extended-stay lodging facilities
SECURITY CAPITAL INDUSTRIAL TRUST                                          400,000              8,550,000
  REIT operator of shopping centers
SECURITY CAPITAL PACIFIC TRUST                                             400,000              9,150,000
  REIT involved in multi-family residential properties
SECURITY CAPITAL USREALTY TRUST                                          1,000,000             12,800,000
  Book and newspaper publisher, newsprint operations                                         ------------
                                                                                             $ 31,679,057
                                                                                             ------------

----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1996

                                                     Shares
                                                   of Prin. Amt.       Value
                                                   -------------     ----------

RETAIL TRADE - 3.3%
MAY DEPARTMENT STORES COMPANY                       400,000 shs. $   18,700,000
  Department store chain
THE PEP BOYS - MANNY, MOE AND JACK                  400,000          12,300,000
  Retailer of automotive parts and accessories
TESCO PLC                                         1,478,000           8,972,661
  Food retailer in the UK
TOYS "R" US                                         300,000           9,000,000
  Retailer of toys and children's clothing
WAL-MART STORES, INC.                             1,000,000          22,875,000
  Discount retailer
WOOLWORTH CORPORATION*                            1,000,000          21,875,000
  Discount and variety retailer
                                                                 --------------
                                                                 $   93,722,661
                                                                 --------------
TRANSPORTATION - 1.3%
BURLINGTON NORTHERN SANTA FE                        200,000         $17,275,000
  Operator of freight railroad systems
JURONG SHIPYARD LTD.                                425,000           2,140,943
  Ship repair company in Singapore
NORFOLK SOUTHERN CORPORATION                        200,000          17,500,000
  Railroad holding company, motor carrier
                                                                 --------------
                                                                 $   36,915,943
                                                                 --------------
TOTAL COMMON STOCKS
  (COST: $1,851,963,202)                                         $2,498,538,195
                                                                 --------------

CONVERTIBLE ISSUES - 3.1%

CONVERTIBLE DEBENTURES - 1.6%

AUTOMOTIVE AND RELATED - 0.4%
MAGNA INTERNATIONAL INC., 5%, 10/15/2002      $  10,000,000      $   11,500,000
                                                                 --------------
DIVERSIFIED - 0.4%
MASCOTECH INC., 4 1/2%, 12/15/2003               15,000,000      $   12,187,500
                                                                 --------------
FINANCE AND INSURANCE - 0.1%
LIBLIFE INTERNATIONAL, 6 1/2%, 9/30/2004          3,500,000      $    4,005,312
                                                                 --------------
MANUFACTURING AND
 INDUSTRIAL EQUIPMENT - 0.5%
TECO ELECTRICAL AND MACHINERY, 2 3/4%, 4/15/2004  3,000,000      $    2,238,750
TRIMAS CORPORATION, 5%, 8/1/2003                 10,000,000          11,000,000
                                                                 --------------
                                                                 $   13,238,750
                                                                 --------------
TRANSPORTATION - 0.2%
NIPPON YUSEN (Japan), 2%, 9/29/2000             505,000,000**    $    4,737,638
                                                                 --------------
TOTAL CONVERTIBLE DEBENTURES
  (COST: $42,489,670)                                            $   45,669,200
                                                                 --------------
----------
See footnotes on page 25.

TRI-CONTINENTAL CORPORATION

PORTFOLIO OF INVESTMENTS (CONTINUED)                        DECEMBER 31, 1996

                                                     Shares
                                                   of Prin. Amt.       Value
                                                   -------------   ------------

CONVERTIBLE PREFERRED STOCKS - 1.5%

DIVERSIFIED - 0.6%
CORNING INC. (Delaware), 6%                         250,000 shs. $   15,906,250
                                                                 --------------

RETAIL TRADE - 0.5%
KMART FINANCING, 7 3/4%                             300,000      $   14,625,000
                                                                 --------------

STEEL - 0.4%
AK STEEL HOLDINGS CORPORATION, 7%                   350,000      $   12,337,500
                                                                 --------------

TOTAL CONVERTIBLE PREFERRED STOCKS
  (COST: $38,339,788)                                            $   42,868,750
                                                                 --------------

TOTAL CONVERTIBLE ISSUES
  (COST: $80,829,458)                                            $   88,537,950
                                                                 --------------

TRI-CONTINENTAL FINANCIAL DIVISION++ - 0.5%
  (COST: $13,593,470)                                            $  15,282,931
                                                                 --------------

SHORT-TERM HOLDINGS - 8.8%
CANADIAN IMPERIAL BANK OF COMMERCE,
Grand Cayman,
Fixed Time Deposit, 6 1/2%, 1/2/1997        $   127,000,000      $  127,000,000

NATIONAL WESTMINSTER BANK,Nassau,
Fixed Time Deposit, 6 1/2%, 1/2/1997            127,000,000         127,000,000
                                                                 --------------

TOTAL SHORT-TERM HOLDINGS
  (COST: $254,000,000)                                           $  254,000,000
                                                                 --------------

TOTAL INVESTMENTS - 99.4%
  (COST: $2,200,386,130)                                         $2,856,359,076


OTHER ASSETS LESS LIABILITIES - 0.6%                                 16,304,248
                                                                 --------------

NET INVESTMENT ASSETS - 100.0%                                   $2,872,663,324
                                                                 ==============

----------
  * Non-income producing security.
 ** Principal amount reported in Japanese Yen.
  + Rule 144A security.
 ++ Restricted securities.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION


STATEMENT OF ASSETS AND LIABILITIES DECEMBER 31, 1996
ASSETS:
Investments at value:
 Common stocks (cost--$1,851,963,202) .......................       $2,498,538,195
 Convertible issues (cost--$80,829,458) .....................           88,537,950
 Tri-Continental Financial Division
  (cost--$13,593,470) .......................................           15,282,931
 Short-term holdings (cost--$254,000,000) ...................          254,000,000         $2,856,359,076
                                                                    --------------
Cash ........................................................                                  10,804,773
Receivable for dividends and interest .......................                                   6,679,014
Receivable for securities sold ..............................                                     900,575
Investment in, and expenses prepaid to, stockholder
 service agent ..............................................                                     447,795
Other .......................................................                                     482,883
                                                                                           --------------
TOTAL ASSETS ................................................                              $2,875,674,116
                                                                                           --------------
Liabilities:
Dividends payable ...........................................                              $      470,463
Accrued expenses, taxes, and other ..........................                                   2,540,329
                                                                                           --------------
TOTAL LIABILITIES ...........................................                              $    3,010,792
                                                                                           --------------
NET INVESTMENT ASSETS .......................................                              $2,872,663,324
  Preferred Stock, at $50 par value .........................                                  37,637,000
                                                                                           --------------
NET ASSETS FOR COMMON STOCK .................................                              $2,835,026,324
                                                                                           ==============
  Net Assets per share of Common Stock
  (market value--$24.125) ...................................                                      $29.28
                                                                                                   ======
STATEMENT OF CAPITAL STOCK AND SURPLUS DECEMBER 31, 1996
CAPITAL STOCK:
 $2.50 Cumulative Preferred Stock, $50 par value,
  asset coverage per share--$3,816.28
  Shares authorized--1,000,000; issued
  and outstanding--752,740 ..................................                              $   37,637,000
 Common Stock, $.50 par value:
  Shares authorized--99,000,000; issued
  and outstanding--96,836,874 ...............................                                  48,418,437

SURPLUS:
 Capital surplus ............................................                               2,052,146,885
 Undistributed net investment income ........................                                   1,361,782
 Undistributed net realized gain ............................                                  77,104,262
 Net unrealized appreciation of investments .................                                 654,159,615
 Net unrealized appreciation on translation of assets
  and liabilities denominated in foreign currencies* ........                                   1,835,343
                                                                                           --------------
                                                                                           $2,872,663,324
                                                                                           ==============

----------
* Includes unrealized appreciation on translation of investments denominated in foreign currencies of $1,813,331.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1996
INVESTMENT INCOME:
 Dividends ..................................................         $ 64,767,679
 Interest ...................................................           13,778,905
                                                                      ------------
TOTAL INVESTMENT INCOME (NET OF FOREIGN TAXES
  WITHHELD OF $760,915) .....................................                                $ 78,546,584

EXPENSES:
 Management fee .............................................         $ 11,136,312
 Stockholder account and
  registrar services ........................................            3,227,431
 Custody and related services ...............................              911,000
 Stockholder reports and
  communications ............................................              715,541
 Stockholders' meeting ......................................              311,685
 Directors' fees and expenses ...............................              186,994
 Auditing and legal fees ....................................              180,021
 Registration ...............................................               81,898
 Miscellaneous ..............................................              134,327
                                                                      ------------
TOTAL EXPENSES ..............................................                                  16,885,209
                                                                                             ------------
NET INVESTMENT INCOME .......................................                                $ 61,661,375*
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS:
 Net realized gain on investments ...........................         $273,265,510
 Net realized loss from foreign
  currency transactions .....................................             (122,163)
 Net change in unrealized appreciation
  of investments ............................................          163,203,213
 Net change in unrealized appreciation
  on translation of assets and liabilities
  denominated in foreign currencies .........................           (1,863,034)
                                                                      ------------
NET GAIN ON INVESTMENTS AND FOREIGN
 CURRENCY TRANSACTIONS ......................................                                 434,483,526
                                                                                             ------------
INCREASE IN NET INVESTMENT ASSETS
 FROM OPERATIONS ............................................                                $496,144,901
                                                                                             ============

------------
* Net investment income available for Common Stock is $59,939,001, which is net of Preferred Stock dividends of $1,881,850, and includes a portion of the net realized gain from foreign currency transactions of $159,476 which is taxable as ordinary income.
See Notes to Financial Statements.

TRI-CONTINENTAL CORPORATION

STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS

                                                                           Year Ended December 31,
                                                                           -----------------------
                                                                           1996               1995
                                                                     --------------       -------------
OPERATIONS:
Net investment income ........................................       $   61,661,375       $   62,231,561
Net realized gain on investments .............................          273,265,510          219,387,584
Net realized gain (loss) from foreign
  currency transactions ......................................             (122,163)             730,636
Net change in unrealized appreciation
  of investments .............................................          163,203,213          301,589,307
Net change in unrealized appreciation on
  translation of assets and liabilities
  denominated in foreign currencies ..........................           (1,863,034)           1,694,560
                                                                     --------------       --------------
Increase in net investment
  assets from operations .....................................       $  496,144,901       $  585,633,648
                                                                     --------------       --------------

DISTRIBUTIONS TO STOCKHOLDERS:
Net investment income:
  Preferred Stock (per share: $2.50 and $2.50) ...............       $   (1,881,850)      $   (1,881,850)
  Common Stock (per share: $.66 and $.73) ....................          (59,457,756)         (61,298,938)
                                                                     --------------       --------------
                                                                     $  (61,339,606)      $  (63,180,788)
Net realized gain on investments
  Common Stock (per share: $2.722 and $2.01) .................         (246,856,282)        (169,106,048)
                                                                     --------------       --------------
Decrease in net investment assets
  from distributions .........................................       $ (308,195,888)      $ (232,286,836)
                                                                     --------------       --------------

CAPITAL SHARE TRANSACTIONS:
Value of shares of Common Stock issued
  at market price in gain distributions
  (7,302,117 and 5,310,869 shares) ...........................       $  177,343,090       $  120,158,419
Value of shares of Common Stock issued
  for investment plans (2,026,442 and 1,890,436 shares) ......           49,236,168           42,080,503
Cost of shares purchased
  for investment plans (2,017,316 and 1,837,697 shares) ......          (48,673,006)         (40,543,318)
Net proceeds from issuance of shares of
  Common Stock upon exercise of
  Warrants (13,447 and 4,470 shares) .........................               22,301                7,866
                                                                     --------------       --------------
Increase in net investment assets
  from capital share transactions ............................       $  177,928,553       $  121,703,470
                                                                     --------------       --------------
Increase in net investment assets ............................       $  365,877,566       $  475,050,282
NET INVESTMENT ASSETS:
Beginning of year ............................................        2,506,785,758        2,031,735,476
                                                                     --------------       --------------
End of year (including undistributed
  net investment income of $1,361,782
  and $880,537) ..............................................       $2,872,663,324       $2,506,785,758
                                                                     ==============       ==============

------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks, bonds, limited partnership interests, and short-term holdings maturing in more than 60 days are valued at current market values or, in their absence, fair value determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Corporation are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

      The Corporation separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Corporation separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. The Corporation may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

d. There is no provision for federal income or excise tax. The Corporation has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

e. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statements and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on the accrual basis.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or capital gain, and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net investment assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Corporation.

2. Under the Corporation's Charter, dividends on the Common Stock cannot be declared unless net assets, after such dividends and dividends on Preferred Stock, equal at least $100 per share of Preferred Stock outstanding. The Preferred Stock is subject to redemption at the Corporation's option at any time on 30 days' notice at $55 per share (or a total of $41,400,700 for the shares outstanding) plus accrued dividends, and entitled in liquidation to $50 per share plus accrued dividends.

   The Corporation, in connection with its Automatic Dividend Investment and Cash Purchase Plan and other Stockholder plans, acquires and issues shares of its own Common Stock, as needed, to satisfy Plan requirements. For the year ended December 31, 1996, 2,017,316 shares were purchased from Plan participants at a cost of $48,673,006, which represented a weighted average discount of 17.31% from the net asset value of those acquired shares. A total of 2,026,442 shares were issued to Plan participants during the year for proceeds of $49,236,168, a discount of 17.61% from the net asset value of those shares.

   At December 31, 1996, 212,711 shares of Common Stock were reserved for issuance upon exercise of 14,480 Warrants, each of which entitled the holder to purchase 14.69 shares of Common Stock at $1.53 per share. Assuming the exercise of all Warrants outstanding at December 31, 1996, net investment assets would have increased by $325,448 and the net asset value of the Common Stock would have been $29.22 per share. The number of Warrants exercised during the years 1996 and 1995 was 992 and 350, respectively.

3. Purchases and sales of portfolio securities, excluding USGovernment obligations and short-term investments, amounted to $1,361,048,511 and $1,526,999,673, respectively. At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $691,971,062 and $35,998,116, respectively.

4. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Corporation and provides necessary personnel and facilities. Compensation of all officers of the Corporation, all directors of the Corporation who are employees or consultants of the Manager, and all personnel of the Corporation and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of the Corporation's daily net assets at the close of business on the previous business day. The management fee rate is calculated on a sliding scale of 0.45% to 0.375%, based on average daily net assets of all the investment companies managed by the Manager. The management fee for the year ended December 31, 1996, was equivalent to an annual rate of 0.41% of the average daily net assets of the Corporation. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Corporation.

   Seligman Data Corp., owned by the Corporation and certain associated investment companies, charged the Corporation at cost $3,196,856 for stockholder account services. The Corporation's investment in Seligman Data Corp. is recorded at a cost of $43,681.

   Certain officers and directors of the Corporation are officers or directors of the Manager, the Subadviser, and/or Seligman Data Corp.

   Fees of $85,000 were incurred by the Corporation for legal services of Sullivan & Cromwell, a member of which firm is a director of the Corporation.

   The Corporation has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $444,923 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

5. At December 31, 1996, the Tri-Continental Financial Division of the Corporation was comprised of three investments that were purchased through private offerings and cannot be sold without prior registration under the Securities Act of 1933 or pursuant to an exemption therefrom. These investments are valued at fair value as determined in accordance with procedures approved by the Board of Directors of the Corporation. The acquisition dates of investments in the limited partnerships and stock, along with their cost and values at December 31, 1996, are as follows:


          INVESTMENTS                      ACQUISITION DATE(S)             COST                  VALUE
----------------------------------         ------------------           ----------            ----------
Water Street Corporate Recovery
 Fund I, L.P.                              10/9/90 to 7/22/96          $   918,502           $   916,794
WCAS Capital Partners II, L.P.             12/11/90 to 12/16/96          7,497,768             7,456,904
Whitney Subordinated Debt Fund, L.P.       7/12/89 to 12/30/96           5,177,200             6,909,233
                                                                       -----------           -----------
  Total                                                                $13,593,470           $15,282,931
                                                                       ===========           ===========


6. Following is a summary of unaudited quarterly results of operations, in thousands of dollars except for per share amounts:

                                                For Quarters Ended in the Year 1996
                                  ------------------------------------------------------------------
                                  March 31            June 30            Sept. 30            Dec. 31
                                  ---------          --------            --------            -------
Total investment income ......   $  17,998           $22,596             $ 20,659           $ 17,294
Net investment income for
 Common Stock ................   $  13,578           $17,969             $ 15,951           $ 12,282
 Per Common share ............       $0.15             $0.20                $0.18              $0.13
Net realized and unrealized
 investment gain .............    $151,454           $74,655             $ 53,426           $154,949
 Per Common share ............       $1.68             $0.83                $0.59              $1.72


                                                For Quarters Ended in the Year 1995
                                  ------------------------------------------------------------------
                                  March 31           June 30             Sept. 30            Dec. 31
                                  ---------          -------             --------           --------
Total investment income ......    $ 18,606          $ 20,059             $ 17,445            $20,629
Net investment income for
  Common Stock ...............    $ 14,661          $ 15,906             $ 13,331            $16,452
  Per Common share ...........       $0.17             $0.19                $0.16              $0.20
Net realized and unrealized
  investment gain ............    $132,012          $159,391             $118,105           $113,894
  Per Common share ...........       $1.56             $1.88                $1.39              $1.34

FINANCIAL HIGHLIGHTS

The Corporation's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per Common share basis, from the Corporation's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the year. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per Common share amounts.

     The total investment return based on market value measures the Corporation's performance assuming investors purchased shares of the Corporation at the market value as of the beginning of the period, invested dividends and capital gains paid as provided for in the Corporation's Prospectus and Automatic Dividend Investment and Cash Purchase Plan, and then sold their shares at the closing market value per share on the last day of the period. The total investment return based on net asset value is similarly computed except that the Corporation's net asset value is substituted for the corresponding market value. The total investment return computations do not reflect any sales commissions investors may incur in purchasing or selling shares of the Corporation.

     Average commission rate paid represents the average commission paid by the Corporation to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for the period beginning January 1, 1996.

     The ratios of expenses to average net assets and net investment income to average net assets for the years presented do not reflect the effect of dividends paid to Preferred Stockholders.


                                                                     Year Ended December 31,
                                             --------------------------------------------------------------
                                               1996          1995         1994           1993          1992
                                             -------       -------       -------       -------       ------
PER SHARE OPERATING PERFORMANCE:
Net asset value,
 beginning of year ....................       $27.58        $23.70        $27.49        $28.03       $28.57
                                              ------        ------        ------        ------       ------
Net investment income .................          .68           .74           .83           .83          .81
Net realized and unrealized
 investment gain (loss) ...............         4.84          6.14         (1.69)         1.46         1.19
Net realized and unrealized gain (loss)
 on foreign currency transactions .....         (.02)          .03           .02            --           --
                                              ------        ------        ------        ------       ------
Increase (decrease) from
 investment operations ................         5.50          6.91          (.84)         2.29         2.00
Dividends paid on Preferred Stock .....         (.02)         (.02)         (.03)         (.03)        (.03)
Dividends paid on Common Stock ........         (.66)         (.73)         (.79)         (.80)        (.78)
Distribution from net gain realized ...        (2.72)        (2.01)        (1.90)        (1.80)        (.70)
Issuance of Common Stock
 in gain distributions ................         (.40)         (.27)         (.23)         (.19)        (.05)
Issuance of Common Stock
 upon Warrant exercise ................           --            --            --          (.01)          --
Issuance of Common Stock
 from exercise of Rights ..............           --            --            --            --         (.97)
Rights offering costs .................           --            --            --            --         (.01)
                                              ------        ------        ------        ------       ------
Net increase (decrease)
 in net asset value ...................         1.70          3.88         (3.79)         (.54)        (.54)
                                              ------        ------        ------        ------       ------
Net asset value,
 end of year ..........................       $29.28        $27.58        $23.70        $27.49       $28.03
                                              ======        ======        ======        ======       ======
Adjusted net asset value,
  end of year* ........................       $29.22        $27.52        $23.65        $27.42       $27.95
Market value, end of year .............       $24.125       $22.625       $19.875       $23.75       $25.50


----------
See page 33 for footnotes.


                                                                  Year Ended December 31,
                                          --------------------------------------------------------------------------
                                            1996              1995            1994            1993             1992
                                          ---------        ---------        --------         -------          ------
Total Investment Return:
Based upon market value .......            21.98%            27.95%          (5.07)%           3.47%           .61%+
Based upon net asset value ....            21.45%            30.80%          (2.20)%           8.95%          7.42%+

Ratios/Supplemental Data:
Expenses to average
  net assets ..................              .62%              .63%            .64%             .66%            .67%
Net investment income to
  average net assets ..........             2.27%             2.71%           3.08%            2.88%           2.86%
Portfolio turnover rate .......            53.96%            62.28%          70.38%           69.24%          44.35%
Average commission rate paid ..        $    .0478
Net investment assets,
  end of period (000s omitted):
  For Common Stock ............        $2,835,026        $2,469,149      $1,994,098       $2,166,212      $2,088,102

  For Preferred Stock .........            37,637            37,637          37,637           37,637          37,637
                                       ----------        ----------      ----------       ----------      ----------
Total net investment assets ...        $2,872.663        $2,506,786      $2,031,735       $2,203,849      $2,125,739
                                       ==========        ==========      ==========       ==========      ==========

----------
*  Assumes the exercise of outstanding warrants.
+ The total investment returns for 1992 have been adjusted for the effect of the exercise of Rights (equivalent to approximately $0.97 per share), assuming full subscription by Common Stockholders.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS AND SECURITY HOLDERS,
Tri-Continental Corporation:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, and the statement of capital stock and surplus of Tri-Continental Corporation as of December 31, 1996, the related statements of operations for the year then ended and of changes in net investment assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Corporation's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Corporation's custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Tri-Continental Corporation as of December 31, 1996, the results of its operations, the changes in its net investment assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/S/ DELOITTE & TOUCHE LLP
-------------------------
DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

TRI-CONTINENTAL CORPORATION

BOARD OF DIRECTORS

FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co.
  Incorporated

JOHN R. GALVIN (2,4)
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN (3,4)
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic
 Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (2,4)
CHAIRMAN AND CEO, Kerr-McGee
 Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum
 Corporation

BETSY S. MICHEL (2,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3,4)
PARTNER, Pitney, Hardin, Kipp & Szuch,
 Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN (3,4)
DIRECTOR, The Brooklyn Union Gas
 Company
TRUSTEE, Committee for Economic
 Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER (1)
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated

ROBERT L. SHAFER (3,4)
DIRECTOR OR TRUSTEE,
 Various Organizations

JAMES N. WHITSON (2,4)
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply
 Company

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.

----------
   Member:
     (1) Executive Committee
     (2) Audit Committee
     (3) Director Nominating Committee
     (4) Board Operations Committee

TRI-CONTINENTAL CORPORATION


EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

CHARLES W. KADLEC
VICE PRESIDENT

CHARLES C. SMITH, JR.
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY

--------------------------------------------------------------------------------

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

STOCKHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) TRI-1092      Stockholder
                    Services
(800) 445-1777      Retirement Plan
                    Services
(800) 622-4597      24-Hour Automated
                    Telephone Access Service

                          TRI-CONTINENTAL CORPORATION
                                   MANAGED BY

                                     [LOGO]


                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                        INVESTMENT MANAGERS AND ADVISORS
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017


This report is intended only for the information of stockholders or those who have received the current prospectus covering shares of Common Stock of Tri-Continental Corporation, which contains information about management fees and other costs.



                                                                    CETRI2 12/96